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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                Idex Corporation
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                            [IDEX CORPORATION LOGO]
                           630 Dundee Road, Suite 400
                              Northbrook, IL 60062

                                                               February 25, 2005

DEAR SHAREHOLDER:

     You are cordially invited to attend the Annual Meeting of shareholders of IDEX Corporation which will be held on Tuesday, March 22, 2005, at 10:00 a.m. Central Time, at Bank of America, LaSalle Room, 21st Floor, 231 South LaSalle Street, Chicago, Illinois.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of the Company's 2004 Annual Report. We encourage you to read the Annual Report. It includes information on the Company's operations, markets, products and services, as well as the Company's audited financial statements.

     Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, we urge you to sign, date, and promptly return the accompanying proxy card in the enclosed envelope. If you decide to attend the Annual Meeting, you will of course be able to vote in person, even if you have previously submitted your proxy card.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ Dennis K. Williams

                                          Dennis K. Williams
                                          Chairman of the Board, President
                                          and Chief Executive Officer

                                IDEX CORPORATION
                       ---------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 22, 2005
                       ---------------------------------

TO THE SHAREHOLDERS:

     The Annual Meeting of shareholders of IDEX Corporation (the "Company") will be held on Tuesday, March 22, 2005, at 10:00 a.m. Central Time, at Bank of America, LaSalle Room, 21st Floor, 231 South LaSalle Street, Chicago, Illinois, for the following purposes:

          1. To elect three directors for a term of three years.

          2. To vote on a proposed amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 150,000,000 shares.

          3. To vote on approval of the Company's Incentive Award Plan.

          4. To ratify the appointment of Deloitte & Touche LLP as auditors of the Company for 2005.

          5. To transact such other business as may properly come before the meeting.

     The Board of Directors fixed the close of business on February 17, 2005, as the record date for the determination of shareholders owning the Company's Common Stock entitled to notice of and to vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ Frank J. Notaro
                                          FRANK J. NOTARO
                                          Vice President-General Counsel
                                          and Secretary

February 25, 2005
Northbrook, Illinois

                      ------------------------------------

                                PROXY STATEMENT

                      ------------------------------------

     The Company has prepared this Proxy Statement in connection with the solicitation by the Company's Board of Directors of proxies for the Annual Meeting of shareholders of IDEX Corporation to be held on Tuesday, March 22, 2005, at 10:00 a.m. Central Time, in the LaSalle Room of Bank of America, 231 South LaSalle Street, Chicago, Illinois. The Company commenced distribution of this Proxy Statement and the materials which accompany it on February 25, 2005.

     The Company will bear the costs of preparing and mailing this Proxy Statement and other costs of the proxy solicitation made by the Company's Board of Directors. Certain of the Company's officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations, but no additional remuneration will be paid by the Company for the solicitation of those proxies. Such solicitations may be made by personal interview, telephone and facsimile transmission. Arrangements have also been made with brokerage firms and others for the forwarding of proxy solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse such brokerage firms and others for reasonable out-of-pocket expenses incurred by them in connection therewith. The Company has engaged Morrow & Co. to assist in proxy solicitation and collection, and has agreed to pay such firm $5,500, plus out-of-pocket costs.

                             VOTING AT THE MEETING

     The record of shareholders entitled to notice of and to vote at the Annual Meeting was taken as of the close of business on February 17, 2005, and each shareholder will be entitled to vote at the meeting any shares of IDEX Common Stock held of record at that date. An aggregate of 50,927,355 shares of the Company's Common Stock was outstanding at the close of business on February 17, 2005. The share numbers in this Proxy Statement reflect the 3-for-2 stock split of IDEX Common Stock, effected in the form of a 50 percent stock dividend on May 28, 2004. Each share entitles its holder of record to one vote on each matter upon which votes are taken at the Annual Meeting. No other securities are entitled to be voted at the Annual Meeting.

     A quorum of shareholders is necessary to take action at the Annual Meeting. A majority of outstanding shares of Common Stock of the Company present in person or represented by proxy will constitute a quorum. The Company will appoint election inspectors for the meeting to determine whether or not a quorum is present, and to tabulate votes cast by proxy or in person at the Annual Meeting. Under certain circumstances, a broker or other nominee may have discretionary authority to vote certain shares of Common Stock if instructions have not been received from the beneficial owner or other person entitled to vote. The election inspectors will treat directions to withhold authority, abstentions and broker non-votes (which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because such broker or other nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner, and which may occur with respect to voting on the Incentive Award Plan) as present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. The election of directors requires a plurality vote. The amendment of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 150,000,000 shares requires a majority vote of the outstanding shares of Common Stock of the Company. The approval of the Incentive Award Plan, and the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2005 each require a majority vote of the shares of Common Stock of the Company present in person or represented by proxy at the meeting. Directions to withhold authority will have no effect on the election of directors, because directors are elected by a plurality of votes cast. Abstentions will be treated as shares voted against the amendment to increase the number of authorized shares of Common Stock of the Company, the approval of the Incentive Award Plan, and the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2005. Broker non-votes will be treated as shares voted against the amendment to increase the number of authorized shares of Common Stock of the Company, and will have no effect on any other proposal because they are not considered as present and entitled to vote with respect to that matter.

     The Company requests that you mark the accompanying proxy card to indicate your votes, sign and date it, and return it to the Company in the enclosed envelope. If your completed proxy card is received prior to or at the meeting, your shares will be voted in accordance with your voting instructions. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR the election of the Company's nominees as directors, FOR the amendment increasing the number of authorized shares of Common Stock of the Company, FOR the approval of the Incentive Award Plan, FOR the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company for 2005, and in the discretion of the proxy holders as to any other business which may properly come before the meeting. Any proxy solicited hereby may be revoked by the person or persons giving it at any time before it has been exercised at the Annual Meeting by giving notice of revocation to the Company in writing at the meeting. The Company requests that all such written notices of revocation to the Company be addressed to Frank J. Notaro, Vice President-General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, IL 60062.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation, as amended, provides for a three-class Board, with one class being elected each year for a term of three years. The Board of Directors currently consists of seven members, two of whom are Class I directors whose terms will expire at this year's Annual Meeting, two of whom are Class II directors whose terms will expire at the Annual Meeting to be held in 2006 and, subject to the following sentence, three of whom are Class III directors whose terms will expire at the Annual Meeting to be held in 2007. As further described in COMPENSATION OF EXECUTIVE
OFFICERS -- Transition Agreements below, Dennis K. Williams, the Company's Chairman of the Board, President and Chief Executive Officer and a Class III director, will resign as President and Chief Executive Officer on March 22, 2005, and will retire as Chairman of the Board on the later of March 31, 2006 or the date of the Company's 2006 annual meeting, at which time he will cease to be a director. If the three individuals identified below nominated for election as Class I directors are elected, the Board of Directors will consist of eight members.

     The Company's Board of Directors has nominated three individuals for election as Class I directors to serve for a three-year term expiring at the Annual Meeting to be held in 2008, or upon the election and qualification of their successors. The nominees of the Board of Directors are Bradley J. Bell, Gregory B. Kenny and Lawrence D. Kingsley. Messrs. Bell and Kenny are currently serving as directors of the Company. As further described in COMPENSATION OF EXECUTIVE OFFICERS -- Transition Agreements below, Mr. Kingsley will be appointed President and Chief Executive Officer on March 22, 2005. The nominees and the directors serving in Class II and Class III whose terms expire in future years and who will continue to serve after the Annual Meeting are listed below with brief statements setting forth their present principal occupations and other information, including directorships in other public companies.

     If for any reason the nominees for a Class I directorship are unavailable to serve, proxies solicited hereby may be voted for a substitute. The Board, however, expects the nominees to be available.

             THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                   THE NOMINEES IN CLASS I IDENTIFIED BELOW.

                           NOMINEES FOR DIRECTORSHIP

CLASS I: NOMINEES FOR THREE-YEAR TERM

BRADLEY J. BELL                                              Director since 2001
Executive Vice President and Chief Financial Officer                      Age 52
Nalco Company

     Mr. Bell has been a director of the Company since June 11, 2001. He has been Executive Vice President and Chief Financial Officer of Nalco Company since November 5, 2003. Mr. Bell was Senior Vice President and Chief Financial Officer of Rohm and Haas Company from prior to 2000 until May 31, 2003. Mr. Bell is a director of Nalco Holding Company and Compass Minerals International, Inc. Mr. Bell is Chairman of the Audit Committee.

GREGORY B. KENNY                                             Director since 2002
President and Chief Executive Officer                                     Age 52
General Cable Corporation

     Mr. Kenny has been a director of the Company since February 1, 2002. Mr. Kenny has been President and Chief Executive Officer of General Cable Corporation since August 2001. From prior to 2000 until August 2001, Mr. Kenny served as President and Chief Operating Officer of General Cable Corporation. Mr. Kenny is a director of General Cable Corporation. Mr. Kenny is Chairman of the Compensation Committee.

LAWRENCE D. KINGSLEY
Chief Operating Officer                                                   Age 42
IDEX Corporation

     Mr. Kingsley has been Chief Operating Officer of the Company since August 23, 2004. From March 2004 to August 2004, Mr. Kingsley served as Corporate Vice President and Group Executive within the Danaher Corporation responsible for the Sensors and Controls businesses. He served as President, Industrial Controls Group from April 2002 to July 2004; as President, Motion Group, Special Purpose Systems from January 2001 to March 2002; and as Vice President and General Manager, Industrial and Commercial Products Division, Kollmorgen Corporation, from June 1999 to January 2001. As further described in COMPENSATION OF EXECUTIVE OFFICERS -- Transition Agreements below, Mr. Kingsley will be appointed President and Chief Executive Officer on March 22, 2005.

                           OTHER INCUMBENT DIRECTORS

CLASS II: THREE-YEAR TERM EXPIRES IN 2006

MICHAEL T. TOKARZ                                            Director since 1987
Member                                                                    Age 55
The Tokarz Group L.L.C.

     Mr. Tokarz has been a director of the Company since its organization in September 1987. He has been a member of The Tokarz Group L.L.C. since February 1, 2002. From prior to 2000 until January 31, 2002, Mr. Tokarz was a member of Kohlberg Kravis Roberts & Co., L.L.C. Mr. Tokarz is a director of Conseco, Inc. and Walter Industries, Inc. Mr. Tokarz is a member of the Compensation Committee and the Executive Committee of the Board of Directors.

FRANK S. HERMANCE                                            Director since 2004
Chairman and Chief Executive Officer                                      Age 56
AMETEK, INC.

     Mr. Hermance has been a director of the Company since January 5, 2004. Mr. Hermance has been Chairman and Chief Executive Officer of AMETEK, INC. since January 2001. From September 1999 until January 2001, Mr. Hermance served as President and Chief Executive Officer of AMETEK, INC. Mr. Hermance is a director of AMETEK, INC. Mr. Hermance is a member of the Audit Committee of the Board of Directors.

CLASS III: THREE-YEAR TERM EXPIRES IN 2007

PAUL E. RAETHER                                              Director since 1988
Member                                                                    Age 58
Kohlberg Kravis Roberts & Co., L.L.C.

     Mr. Raether has been a director of the Company since January 22, 1988. Since prior to 2000, he has been a member of Kohlberg Kravis Roberts & Co., L.L.C. Mr. Raether is a director of KSL Recreation Corporation and Shoppers Drug Mart Corporation. Mr. Raether is a member of the Nominating and Corporate Governance Committee of the Board of Directors.

NEIL A. SPRINGER                                             Director since 1990
Managing Director                                                         Age 66
Springer & Associates, L.L.C.

     Mr. Springer has been a director of the Company since February 27, 1990. He has been Managing Director of Springer & Associates, L.L.C. since prior to 2000. Mr. Springer is a director of CUNA Mutual Insurance Group, U.S. Freightways Corporation and Walter Industries, Inc. Mr. Springer is the Chairman of the Nominating and Corporate Governance Committee, and a member of the Audit Committee and Executive Committee of the Board of Directors.

DENNIS K. WILLIAMS                                           Director since 2000
Chairman of the Board, President and Chief Executive Officer              Age 59
IDEX Corporation

     Mr. Williams was appointed Chairman of the Board, President and Chief Executive Officer and a director of the Company by the Board of Directors on May 1, 2000. From April 1998 to April 2000, he served as President and Chief Executive Officer of GE Power Systems Industrial Products. Mr. Williams is a director of Washington Group International, Inc. Mr. Williams is Chairman of the Executive Committee of the Board of Directors. As further described in COMPENSATION OF EXECUTIVE OFFICERS -- Transition Agreements below, Mr. Williams will resign as President and Chief Executive Officer on March 22, 2005 and will retire as Chairman of the Board on the later of March 31, 2006 or the date of the Company's 2006 annual meeting, at which time he will cease to be a director.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors has the ultimate authority for the management of the Company's business. In February 2005, the Board of Directors affirmed the Company's Corporate Governance Guidelines which, along with the charters of the Board Committees and the Company's Code of Business Conduct and Ethics, provide the framework for the governance of the Company. The Company's Corporate Governance Guidelines address matters such as composition, size and term limits of the Board, Board membership criteria, the role and responsibilities of the Board, director compensation, share ownership guidelines, and the frequency of Board meetings (including meetings to be held without the presence of management). The Company's Code of Business Conduct and Ethics sets forth the guiding principles of business ethics and certain legal requirements applicable to all IDEX employees and directors. Copies of the current Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website at www.idexcorp.com.

     The Board selects the Company's executive officers, delegates responsibilities for the conduct of the Company's operations to those officers, and monitors their performance. During 2004, the Board of Directors held ten meetings. The independent (non-management) directors met in regular executive sessions without management at each in-person meeting of the Board. Generally, the Chairman of the Nominating and Corporate Governance Committee presides at the non-management executive sessions. The Board has made an affirmative determination that the following members of the Board meet the standards for "independence" set forth in the New York Stock Exchange corporate governance listing standards on the basis that they have no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company): Messrs. Bell, Hermance, Kenny, Raether, Springer and Tokarz. The following member of the Board does not meet the standards for independence set forth in the NYSE corporate governance listing standards because he has a material relationship with the Company:
Dennis K. Williams who is our Chairman of the Board, President and Chief Executive Officer. As further described in COMPENSATION OF EXECUTIVE
OFFICERS -- Transition Agreements below, Mr. Williams will resign as, and Mr. Kingsley will be appointed to, President and Chief Executive Officer on March 22, 2005. In connection with his appointment to President and Chief Executive Officer, Mr. Kingsley has been nominated to serve as a Class I director. If Mr. Kingsley is elected as a director, the Board has determined that he will not meet the standards for independence set forth in the NYSE corporate governance listing standards because of his material relationship with the Company.

     Important functions of the Board of Directors are performed by committees comprised of members of the Board. Subject to applicable provisions of the Company's By-Laws and based on the recommendations of the Nominating and Corporate Governance Committee, the Board as a whole appoints the members of each committee each year at its first meeting. The Board may, at any time, appoint or remove committee members or change the authority or responsibility delegated to any committee. There are four regularly constituted committees of the Board of Directors: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

     The Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the Company between meetings of the Board of Directors, except that the Executive

Committee may not fill vacancies on the Board, amend the Company's By-Laws or exercise certain other powers reserved to the Board or delegated to other Board committees. The members of the Executive Committee are Messrs. Springer, Tokarz and Williams. As further described in COMPENSATION OF EXECUTIVE
OFFICERS -- Transition Agreements below, Mr. Williams will resign as President and Chief Executive Officer on March 22, 2005, at which time Mr. Kingsley will replace Mr. Williams as a member of the Executive Committee. During 2004, the Executive Committee did not hold any meetings.

     The Audit Committee's primary duties and responsibilities are to: monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance; monitor the independence and performance of the Company's independent auditor and monitor the performance of the Company's internal audit function; hire and fire the Company's auditor and approve any audit and non-audit work performed by the independent auditor; provide an avenue of communication among the independent auditor, management and the Board of Directors; and prepare the report that the rules of the Securities and Exchange Commission require to be included in the Company's annual proxy statement. The members of the Audit Committee are Messrs. Bell, Hermance and Springer, each of whom satisfies the "independence" requirements of the New York Stock Exchange. The Board of Directors has determined that Mr. Bell is the "audit committee financial expert," as defined by the rules of the Securities and Exchange Commission. During 2004, the Audit Committee held twelve meetings. A copy of the current charter of the Audit Committee is available on our website at www.idexcorp.com.

     The Compensation Committee's primary purpose and responsibilities are to: establish the compensation of the Chief Executive Officer and other senior officers of the Company; develop and recommend to the Board of Directors total compensation for the Board; and produce a compensation committee report on executive compensation as required by the Securities and Exchange Commission to be included in the Company's annual proxy statement. The members of the Compensation Committee are Messrs. Kenny and Tokarz, each of whom satisfies the "independence" requirements of the New York Stock Exchange. During 2004, the Compensation Committee held six meetings. A copy of the current charter of the Compensation Committee is available on our website at www.idexcorp.com.

     The Nominating and Corporate Governance Committee's primary purpose and responsibilities are to: develop and recommend to the Board of Directors corporate governance principles and a code of business conduct and ethics; develop and recommend criteria for selecting new directors; identify individuals qualified to become directors consistent with criteria approved by the Board, and recommend to the Board such individuals as nominees to the Board for its approval; screen and recommend to the Board individuals qualified to become Chief Executive Officer and any other senior officer whom the committee may wish to approve; and oversee evaluations of the Board, individual Board members and the Board committees. The members of the Nominating and Corporate Governance Committee are Messrs. Raether and Springer, each of whom satisfies the "independence" requirements of the New York Stock Exchange. During 2004, the Nominating and Corporate Governance Committee held two meetings. A copy of the current charter of the Nominating and Corporate Governance Committee is available on our website at www.idexcorp.com.

     The Nominating and Corporate Governance Committee will consider nominees for the Board recommended by the Company's shareholders in accordance with the procedures described under SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2006 ANNUAL MEETING. Shareholder nominees that comply with these procedures will be given the same consideration as nominees for director from other sources.

     The Nominating and Corporate Governance Committee will select nominees for the Board who demonstrate the following qualities:

     Experience (in one or more of the following):

     - high level leadership experience in business or administrative activities;

     - specialized expertise in the industry;

     - financial expertise;

     - breadth of knowledge about issues affecting the Company; and

     - ability and willingness to contribute special competencies to Board activities.

     Personal attributes:

     - personal integrity;

     - loyalty to the Company and concern for its success and welfare and willingness to apply sound independent business judgment;

     - awareness of a director's vital part in the Company's good corporate citizenship and corporate image;

     - time available for meetings and consultation on Company matters; and

     - willingness to assume fiduciary responsibilities.

     Qualified candidates for membership on the Board shall be considered without regard to race, color, religion, sex, ancestry, national origin or disability. Annually, the Nominating and Corporate Governance Committee shall review the qualifications and backgrounds of the directors, as well as the overall composition of the Board, and recommend to the full Board the slate of directors to be recommended for nomination for election at the annual meeting of shareholders. In the past, the Company has hired Russell Reynolds, a search firm, to help identify and facilitate the screening and interview process of director nominees. After conducting an initial evaluation of a candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes the candidate might be suitable to be a director. The Committee may also ask the candidate to meet with other members of the Board. If the Committee believes a candidate would be a valuable addition to the Board of Directors, it will recommend to the full Board that candidate's election.

     During 2004, each member of the Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors and of committees of the Board of which he was a member. The Company encourages the directors to attend the annual meeting of shareholders. All of the directors attended the 2004 annual meeting of shareholders.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     You can contact the Board or any of the individual directors by writing to them c/o Frank J. Notaro, Vice President-General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, Illinois 60062. Inquiries sent by mail will be reviewed sorted and summarized by the Company's General Counsel before they will be forwarded to the Board or an individual director.

COMPENSATION OF DIRECTORS

     Non-management directors of the Company receive an annual fee of $30,000 for their services. The Audit, Compensation and Nominating and Corporate Governance Committee chairperson receives an annual retainer (pro-rated for partial years of service in the position) of $5,000, $4,000 and $4,000, respectively. Each Board member receives an attendance fee of $1,000 for each Board meeting attended in-person, and each member of the Audit, Compensation and Nominating and Corporate Governance Committees receives an attendance fee of $500 for each committee meeting attended in-person, in each case accrued and paid in arrears quarterly when payments of the annual base retainer are made. Under the Second Amended and Restated IDEX Corporation Directors Deferred Compensation Plan (the "Directors' Deferred Compensation Plan"), directors are permitted to defer their compensation into an interest-bearing account or into a deferred compensation units account as of the date that such compensation would otherwise be payable. The deferred compensation credited to the interest-bearing account is adjusted on a quarterly basis with hypothetical earnings for the quarter equal to rates on U.S. government securities with 10-year maturities as of December 1 of the calendar year preceding the year for which the earnings were credited, plus 200 basis points. Amounts credited to the interest-bearing account are compounded monthly. The deferred compensation credited to the deferred compensation units account is converted into a number of Common-Stock-equivalent units ("Deferred Compensation Units") by dividing the deferred compensation by the fair market value of the

Company's Common Stock on the deferral date. In addition, the value of the dividends payable on shares of Common Stock are credited to the deferred compensation units account and converted into Deferred Compensation Units based on the number of Deferred Compensation Units on the dividend record date, and the fair market value of Common Stock on the dividend payment date.

     Outside directors receive non-qualified stock options pursuant to the Amended and Restated IDEX Corporation Stock Option Plan for Outside Directors (the "Directors' Option Plan"). Outside directors are those individuals who are not full-time employees of the Company or its subsidiaries. Under the Directors' Option Plan, non-qualified stock options may be granted to outside directors to purchase in the aggregate up to 506,250 shares of Common Stock. If any option expires or is cancelled without having been fully exercised, the shares covered thereby may be subject to the grant of new options. For so long as the Directors' Option Plan remains effective, except for each person who immediately prior to becoming an outside director was a full-time employee of the Company or any of its subsidiaries, any person who becomes an outside director after April 19, 2000, will receive an option to purchase 6,750 shares of Common Stock. On the first regularly scheduled meeting of the Board of Directors held each year, each outside director will receive an option to purchase 4,500 shares of Common Stock. The exercise price is specified in each option, and is equal to the fair market value of a share of Common Stock on the date the option is granted, as determined under the plan. Prior to the amendment of the Directors' Option Plan in January 2000, the fair market value was based on the average closing price per share of Common Stock on the New York Stock Exchange during the 30-day period immediately preceding the date the option was granted. Under the current terms of the Directors' Option Plan, the fair market value is based on the closing price per share of the Common Stock on the trading day preceding the date the option is granted. In the year ended December 31, 2004, Mr. Hermance received an option to purchase 10,125 shares of Common Stock at an exercise price of $27.59, and each of Messrs. Bell, Hermance, Kenny, Raether, Springer and Tokarz received an option to purchase 6,750 shares of Common Stock at an exercise price of $28.17. On February 2, 2005, each of Messrs. Bell, Hermance, Kenny, Raether, Springer and Tokarz received an option to purchase 4,500 shares of Common Stock at an exercise price of $38.55. Upon exercise of any option, the purchase price of Common Stock may be paid either in cash, in shares of Common Stock having an aggregate fair market value on the date of exercise equal to the exercise price, or by delivery of an irrevocable commitment to use the proceeds from the sale of stock acquired from exercise of the option. If the Incentive Award Plan is approved by shareholders as set forth in PROPOSAL 3, no further grants will be made under the Directors' Option Plan, and all future grants to directors will be made under the terms of the Incentive Award Plan.

                               SECURITY OWNERSHIP

     The following table furnishes information as of February 17, 2005, except as otherwise noted, with respect to the shares of Common Stock beneficially owned by (i) each director and nominee for director, (ii) each officer named in the Summary Compensation Table, (iii) directors, nominees and executive officers of the Company as a group, and (iv) any person who is known by the Company to be a beneficial owner of more than five percent of the outstanding shares of Common Stock of the Company. Except as indicated by the notes to the following table and with respect to Deferred Compensation Units issued under the Directors' Deferred Compensation Plan and the IDEX Corporation 1996 Deferred Compensation Plan for Officers (the "Officers' Deferred Compensation Plan"), the holders listed below have sole voting power and investment power over the shares beneficially held by them. Under the Securities and Exchange Commission rules, the number of shares shown as beneficially owned includes shares of Common Stock subject to options that currently are exercisable or will be exercisable within 60 days of February 17, 2005. Shares of Common Stock subject to options that are currently exercisable within 60 days of February 17, 2005 are considered to be outstanding for the purpose of determining the percentage of the shares held by a holder, but not for the purpose of computing the percentage held by others. An
* indicates ownership of less than one percent of the outstanding Common Stock.

                                                     SHARES         DEFERRED
                                                  BENEFICIALLY    COMPENSATION    PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNED          UNITS(1)        CLASS
------------------------------------              ------------    ------------    ----------
Directors and Nominees
(Other than Executive Officers):
  Bradley J. Bell(2)..........................         26,625                           *
  Frank S. Hermance...........................              0         1,094             *
  Gregory B. Kenny(2).........................         16,875         2,774             *
  Paul E. Raether(3)..........................        209,227        20,956             *
  Neil A. Springer(2).........................         67,500                           *
  Michael T. Tokarz...........................        227,274        12,197             *
Executive Officers:
  Dennis K. Williams(4)(5)....................      1,089,000        90,829           2.1
  Lawrence D. Kingsley(6).....................        115,000
  Dominic A. Romeo(7).........................         52,500                           *
  John L. McMurray(7).........................        116,572         2,477
  David T. Windmuller(7)......................         96,000                           *
Directors, Nominees and All Executive Officers
  as a Group..................................      2,416,299       140,803           4.6
  (18 persons)(3)(8)
Other Principal Beneficial Owners:
  Ariel Capital Management, Inc.(9)...........     11,273,958                        22.2
  307 North Michigan Avenue, Suite 500
  Chicago, IL 60601
  Mario J. Gabelli(10)........................      2,709,827                         5.4
     GAMCO Investors, Inc.
     Gabelli & Company, Inc.
     One Corporate Center
     Rye, NY 10580

---------------

 (1) Deferred Compensation Units are issued under the Directors' Deferred Compensation Plan and the Officers' Deferred Compensation Plan and are payable in IDEX common stock. The value of these Deferred Compensation Units depends directly on the performance of IDEX Corporation Common Stock. The Deferred Compensation Units are not included in Shares Beneficially Owned.

 (2) Includes 23,625, 16,875 and 54,000 shares under option which are eligible for exercise under the Directors' Option Plan for Messrs. Bell, Kenny and Springer, respectively.

 (3) Includes 59,227 shares which are owned by a family trust in which Mr. Raether's wife is trustee.

 (4) Includes 789,900 shares which are eligible for exercise under the First Amended and Restated 1996 Stock Plan for Officers and the 2001 Stock Plan for Officers.

 (5) Mr. Williams was awarded 525,000 shares of restricted stock on April 13, 2000. Under the terms of the award, 105,000 of the shares vested on April 30 in each of years 2001 through 2004, and 105,000 of the shares will vest on April 30, 2005. In connection with the vesting of shares on April 30, 2001, 2002, 2003 and 2004, Mr. Williams surrendered 34,073, 45,203, 45,203 and 45,203 shares, respectively, to satisfy withholding taxes.

 (6) Mr. Kingsley was awarded 115,000 shares of restricted stock on August 23, 2004 as an inducement to his employment as Chief Operating Officer. Such shares were not granted under any plan approved by shareholders. Under the terms of the award, 23,000 shares vest on August 23 in each of the years 2005 through 2009. In connection with his promotion to President and Chief Executive Officer effective March 22, 2005, if the Incentive Award Plan is approved by shareholders at the Annual Meeting, Mr. Kingsley will receive a grant of 100,000 shares of restricted stock under the Incentive Award Plan on such date. Under the terms of the proposed award, 25,000 shares will vest on March 22 in each of the years 2006 through 2009.

 (7) Includes 22,500, 96,000 and 115,500 shares which are eligible for exercise under the Third Amended and Restated 1996 Stock Option Plan for Non-Officer Key Employees, the First Amended and Restated 1996 Stock Plan for Officers and the 2001 Stock Plan for Officers, for Messrs. Romeo, McMurray and Windmuller, respectively.

 (8) Includes 94,500 shares under option which are eligible for exercise under the Directors' Option Plan, 1,228,500 shares under option which are eligible for exercise under the First Amended and Restated 1996 Stock Plan for Officers and the 2001 Stock Plan for Officers, and 15,300 shares under option which are eligible for exercise under the Third Amended and Restated 1996 Stock Option Plan for Non-Officer Key Employees.

 (9) Based on information in Schedule 13G, as of December 31, 2004, filed by Ariel Capital Management, Inc. with respect to common stock owned by Ariel Capital Management, Inc. and certain other entities which Ariel Capital Management, Inc. directly or indirectly controls or for which Ariel Capital Management, Inc. is an investment advisor on a discretionary basis. The Company has not attempted to verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G.

(10) Based on information in Schedule 13F, as amended on December 31, 2004, filed by Mario J. Gabelli, GAMCO Investors, Inc. ("GAMCO") and Gabelli Funds, LLC ("Gabelli Funds"), with respect to common stock owned by GAMCO, Gabelli Funds and certain other entities which Mr. Gabelli directly or indirectly controls and for which he acts as chief investment officer. The Company has not attempted to independently verify any of the foregoing information, which is based solely upon the information contained in the
     Schedule 13F, as amended.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The total compensation paid to the Company's Chief Executive Officer and the four highest compensated executive officers other than the Chief Executive Officer for services rendered to the Company in 2004, 2003, and 2002 is summarized as follows:

                                                                                  LONG-TERM COMPENSATION
                                             ANNUAL COMPENSATION(1)         -----------------------------------
                                        ---------------------------------                  SHARES
                                                                  OTHER     RESTRICTED   UNDERLYING   LONG-TERM
                                                                 ANNUAL       STOCK       OPTIONS     INCENTIVE      ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR    SALARY      BONUS      COMP.(2)    AWARDS(3)     GRANTED      PAYOUTS    COMPENSATION(4)
---------------------------      ----   --------   ----------   ---------   ----------   ----------   ---------   ---------------
Dennis K. Williams.............  2004   $750,162   $1,200,000   $263,671           0      132,000         0          $  4,841
  Chairman of the Board,
    President                    2003    740,000      900,000    230,069           0      150,000         0             6,659
  and Chief Executive Officer    2002    710,000      562,300    277,883           0      127,500         0            11,227
Lawrence D. Kingsley...........  2004    147,115      435,000          0     115,000      145,000         0                 0
  Chief Operating Officer
Dominic A. Romeo...............  2004    296,827      263,800          0      30,000      112,500         0           217,668
  Vice President and Chief
    Financial Officer
John L. McMurray...............  2004    254,086      230,000          0           0       30,000         0             4,643
  Vice President - Group
  Executive                      2003    239,800      171,600          0           0       31,500         0             4,400
  and Operational Excellence     2002    224,500       83,500          0           0       27,000         0             4,100
David T. Windmuller............  2004    251,570      178,100          0           0       30,000         0             4,643
  Vice President - Group
  Executive                      2003    247,500      222,600          0           0       33,000         0             4,400
                                 2002    238,000      109,300          0           0       27,000         0             4,100

---------------

(1) Includes amounts earned in fiscal year, whether or not deferred.

(2) For Mr. Williams, $237,512, $210,911, and $262,966 of the amount shown for 2004, 2003 and 2002, respectively, represents the incremental cost for Mr. Williams' personal use of the Company's aircraft. As further described in COMPENSATION OF EXECUTIVE OFFICERS -- Transition Agreements below, Mr. Williams will resign as President and Chief Executive Officer on March 22, 2005, at which time his personal use of the Company's aircraft as Chairman of the Board will be limited to an incremental cost to the Company of $110,000 for the period from May 1, 2005 until the later of March 31, 2006 or the date of the Company's 2006 annual meeting. For all other individuals, the value of perquisites provided did not exceed the lesser of $50,000 or 10% of base salary plus bonus.

(3) Mr. Williams was awarded 525,000 shares of restricted stock on April 13, 2000. Under the terms of the award, 105,000 of the shares vested on April 30 in each of the years 2001 through 2004, and 105,000 of the shares will vest on April 30, 2005. At December 31, 2004, the 105,000 shares of non-vested restricted stock had a value of $4,252,500 based on the closing price of our common stock at year-end. The shares are eligible for the Company's dividend on its common stock.

     Mr. Kingsley was awarded 115,000 shares of restricted stock on August 23, 2004 as an inducement to accept employment as the Company's Chief Operating Officer. Such shares were not granted under a plan approved by shareholders. Under the terms of the award, 23,000 of the shares will vest on August 23 in each of the years 2005 through 2009. At December 31, 2004, the 115,000 shares of non-vested restricted stock had a value of $4,657,500 based on the closing price of our common stock at year-end. The shares are eligible for the Company's dividend on its common stock. In connection with his promotion to Chief Executive Officer effective March 22, 2005, if the Incentive Award Plan is approved by shareholders at the Annual meeting, Mr. Kingsley will receive a grant of 100,000 shares of restricted stock under the Incentive Award Plan which will vest in 25,000 share increments on March 22 in each of the years 2006 through 2009. These shares will be eligible for the Company's dividend on its common stock.

     Mr. Romeo was awarded 30,000 shares of restricted stock on January 14, 2004 as an inducement to accept employment as our Vice President and Chief Financial Officer. Such shares were not granted under a plan approved by shareholders. Under the terms of the award, 15,000 of the shares will vest on

     January 14 in each of the years 2008 and 2009. At December 31, 2004, the 30,000 shares of non-vested restricted stock had a value of $1,215,000 based on the closing price of our common stock at year-end. The shares are eligible for the Company's dividend on its common stock.

(4) For Mr. Williams in 2004, 2003 and 2002, amount represents $198, $2,259, and $7,127, respectively, in imputed interest on a $180,000 loan made by the Company to pay withholding taxes on the 2001 vesting of his restricted stock award (this loan has been paid in full), and $4,643, $4,400, and $4,100, respectively, of Company matching contributions to his Savings Plan individual account. The amount shown for Mr. Romeo includes $150,000 paid to him as a sign-on inducement bonus, $63,624 paid to him for relocation costs, and $4,044 of Company matching contributions to his Savings Plan individual account. For Mr. McMurray and Mr. Windmuller, the amount shown represents Company matching contributions to Savings Plan individual accounts.

OPTION GRANTS IN 2004

     The following tables set forth certain information with respect to options granted in 2004 to the Company's Chief Executive Officer and the four highest compensated officers other than the Chief Executive Officer:

                                                     INDIVIDUAL GRANTS
                                     -------------------------------------------------       POTENTIAL REALIZABLE
                                     NUMBER OF     % OF TOTAL                                  VALUE AT ASSUMED
                                       SHARES       OPTIONS                                  RATES OF STOCK PRICE
                                     UNDERLYING    GRANTED TO                               APPRECIATION FOR OPTION
                                      OPTIONS     EMPLOYEES IN   EXERCISE   EXPIRATION   -----------------------------
NAME                                  GRANTED     FISCAL YEAR     PRICE        DATE             5%             10%
----                                 ----------   ------------   --------   ----------   ----------------   ----------
Dennis K. Williams.................   132,000          8%         $27.33     03/23/14       $2,268,775      $5,749,522
Lawrence D. Kingsley...............   145,000          9%          30.87     08/23/14        2,815,027       7,133,830
Dominic A. Romeo...................    75,000          5%          27.67     01/12/14        1,305,114       3,307,414
Dominic A. Romeo...................    37,500          2%          27.33     03/23/14          644,538       1,633,387
John L. McMurray...................    30,000          2%          27.33     03/23/14          515,631       1,306,709
David T. Windmuller................    30,000          2%          27.33     03/23/14          515,631       1,306,709

OPTION EXERCISES AND YEAR-END VALUES

                                                                    NUMBER OF SHARES            VALUE OF UNEXERCISED,
                                       NUMBER OF                 UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                                        SHARES                 OPTIONS AT FISCAL YEAR END        FISCAL YEAR END(1)
                                      ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                                   EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                  -----------   --------   -----------   -------------   -----------   -------------
Dennis K. Williams..................         0      $      0     577,500        484,500      $12,463,545    $8,852,970
Lawrence D. Kingsley................         0             0           0        145,000                0     1,396,350
Dominic A. Romeo....................         0             0           0        112,500                0     1,456,125
John L. McMurray....................    24,076       511,779      88,200         86,100        1,820,223     1,483,737
David T. Windmuller.................    57,300       845,014      67,200         88,800        1,327,224     1,541,226

---------------

(1) Calculated using closing stock price on December 31, 2004 of $40.50.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information with respect to the Company's equity compensation plans as of December 31, 2004:

                                          NUMBER OF SECURITIES   WEIGHTED-AVERAGE     NUMBER OF SECURITIES
                                           TO BE ISSUED UPON     EXERCISE PRICE OF   REMAINING AVAILABLE FOR
                                              EXERCISE OF           OUTSTANDING       FUTURE ISSUANCE UNDER
                                          OUTSTANDING OPTIONS,   OPTIONS, WARRANTS     EQUITY COMPENSATION
PLAN CATEGORY                             WARRANTS AND RIGHTS       AND RIGHTS              PLANS(1)
-------------                             --------------------   -----------------   -----------------------
Equity compensation plans approved by
  the Company's shareholders............       5,505,790              $22.76                 559,153(2)(3)
Equity compensation plans not approved
  by the Company's shareholders.........          62,322               15.79                 433,940(4)
                                               ---------              ------                 -------
     Total..............................       5,568,112              $22.70                 993,093(5)
                                               =========              ======                 =======

---------------

(1) Excludes securities to be issued upon the exercise of outstanding options, warrants and rights.

(2) Includes 35,307 shares remaining available for future issuance for settlement of Deferred Compensation Units under the Directors' Deferred Compensation Plan.

(3) Includes 4,150 shares remaining available for future issuance for settlement of Deferred Compensation Units under the Officers' Deferred Compensation Plan which are payable under the First Amended and Restated 1996 Stock Plan for Officers and the 2001 Stock Plan for Officers.

(4) Includes 433,940 shares remaining available for future issuance for settlement of Deferred Compensation Units under the 1996 Deferred Compensation Plan for Non-Officer Presidents (the "Presidents' Deferred Compensation Plan"). Under the Presidents' Deferred Compensation Plan, presidents who are not officers are permitted to defer a portion of their compensation into an interest-bearing account or into a deferred compensation units account as of the date that such compensation would otherwise be payable. The deferred compensation credited to the interest-bearing account is adjusted on a quarterly basis with hypothetical earnings for the quarter equal to rates on U.S. government securities with 10-year maturities as of December 1 of the calendar year preceding the year for which the earnings were credited, plus 200 basis points. Amounts credited to the interest-bearing account are compounded monthly. The deferred compensation credited to the deferred compensation units account is converted into a number of Deferred Compensation Units by dividing the deferred compensation by the fair market value of the Company's Common Stock on the deferral date. In addition, the value of the dividends payable on shares of Common Stock are credited to the deferred compensation units account and converted into Deferred Compensation Units based on the number of Deferred Compensation Units on the dividend record date, and the fair market value of Common Stock on the dividend payment date. Deferred compensation is paid on January 1 following the number of years for which deferral was elected (5 or 10), retirement, death or termination of employment. Deferred Compensation Units are distributed in the form of our Common Stock.

(5) Upon approval of the IDEX Corporation Incentive Award Plan, only 469,247 of these shares will remain available for future issuance as Deferred Compensation Units under the Directors Deferred Compensation Plan and the Presidents' Deferred Compensation Plan, and no future grants will be made under any existing option plans.

PENSION AND RETIREMENT PLANS

     Certain employees of the Company, including the executive officers and certain hourly employees, are covered under the IDEX Corporation Retirement Plan (the "Retirement Plan"). The Company and the other sponsoring subsidiaries are required to make an annual contribution to the Retirement Plan in such amounts as are actuarially required to fund the benefits of the participants. The Retirement Plan is an ongoing "career average" plan that provides a level of benefit based on a participant's compensation for a year, historically with periodic updates to average compensation over a fixed five-year period. Under the Retirement Plan, participants are entitled to receive an annual benefit on retirement equal to the sum of the benefit earned through 1995 using the five-year average compensation of a participant through 1995, plus the benefit earned under the current formula for each year of employment after 1995. For each year of participation through 1995, a participant earns a benefit equal to 1.25% of the first $16,800 of such average compensation through 1995, and 1.65% of such compensation in excess of $16,800. Beginning January 1, 1996, the benefit earned equals the sum of 1.6% of the first $16,800 of each year's total compensation, and 2.0% for such compensation in excess of $16,800 for each full year of service credited after 1995. As required by law, compensation counted for purposes of determining this benefit is limited. For all participants in the Retirement Plan, the normal form of retirement benefit is payable in the form of a life annuity with five years of payments guaranteed. Other optional forms of payment are available.

     As of December 31, 2004, the total accrued monthly benefit under the Retirement Plan for Messrs. Williams, Kingsley, Romeo, McMurray and Windmuller was $1,319, $289, $331, $3,727 and $4,880, respectively. Assuming projected earnings in 2005 of $1,053,123, $612,200, $505,600 and $444,500 for Messrs.
Kingsley, Romeo, McMurray and Windmuller, respectively, and assuming that such earnings remain level until each person reaches age 65, the projected monthly benefit for Messrs. Kingsley, Romeo, McMurray and Windmuller under the Retirement Plan would be $8,268, $7,253, $7,509 and $11,050, respectively, upon retirement at age 65. Pursuant to Mr. Williams' transition and retirement agreement, he will retire on the later of March 31, 2006 or the date of the Company's 2006 annual meeting. Mr. Williams projected benefit at age 65 will be $2,008. See COMPENSATION OF EXECUTIVE OFFICERS -- Transition Agreements below, for a description of Mr. Williams' transition and retirement agreement.

     Pursuant to the Company's Supplemental Executive Retirement Plan (the "SERP"), employees of the Company are entitled to retirement benefits to compensate for any reduction in benefits under the Retirement Plan arising from the maximum benefit limitations under Sections 401 and 415 of the Internal Revenue Code of 1986, as amended (the "Code"). Based on the above assumptions, the projected monthly benefit at age 65 for Messrs. Kingsley, Romeo, McMurray and Windmuller under the SERP would be $28,087, $14,237, $7,862 and $10,806, respectively. Pursuant to Mr. Williams' transition and retirement agreement, Mr. Williams will not accrue any additional SERP benefits by reason of the compensation to be paid him as Chairman of the Board, and the benefit accruals he earns under the Retirement Plan as a result of such compensation will reduce his SERP benefit. However, the calculation of his SERP benefit will include $324,000 of the payments to be made upon his retirement on April 1, 2006. On his retirement, Mr. Williams will receive his SERP benefit of approximately $3,993,966 in a lump sum. See COMPENSATION OF EXECUTIVE OFFICERS -- Transition Agreements below, for a description of Mr. Williams' transition and retirement agreement.

EXECUTIVE EMPLOYMENT AGREEMENTS

     The following describes the employment agreements applicable to Mr. Williams and Mr. Kingsley as in effect in 2004, through February 25, 2005. As described in more detail below, Mr. Williams has entered into a transition and retirement agreement regarding his compensation from February 25, 2005 through his retirement and payments upon his retirement. See COMPENSATION OF EXECUTIVE OFFICERS -- Transition Agreements below, for a description of Mr. Williams' transition and retirement agreement, and changes to Mr. Kingsley's compensation.

     The Company had entered into an employment agreement with Mr. Williams which was effective through February 25, 2005. The employment agreement provided for an initial term of five years ending April 30, 2005, and successive twelve-month periods thereafter. Mr. Williams' annual base salary for 2005 was $810,000, subject to annual review and adjustment. In addition to his annual base salary, Mr. Williams was eligible to receive an annual cash bonus. Annual bonuses were paid to Mr. Williams under the Executive Incentive Bonus Plan. If Mr. Williams' employment was terminated by the Company other than for cause, he would have received continuing salary payments and fringe benefits for 24 months plus a bonus payment equal to the sum of 240% of his base salary and a pro-rated portion of 120% of his base salary (based on the portion of the year he was employed). If Mr. Williams' employment was terminated because of disability, he would have received continuing salary payments and fringe benefits for a period of 18 months plus a bonus payment equal to the sum of 180% of his base salary and a pro-rated portion of 120% of his base salary (based on the portion of the year he was employed). If Mr. Williams died before the continuing payments described above were complete, such payments would have continued to Mr. Williams' wife if she survived him or, if she did not survive him, to his estate. Additionally, if Mr. Williams would have died during the term of the agreement, Mr. Williams' wife or estate would have received continuing salary payments and fringe benefits for a period of 18 months plus a bonus payment equal to the sum of 180% of his base salary and a pro-rated portion of 120% of his base salary (based on the portion of the year he was employed). In connection with Mr. Williams' employment agreement, the Company awarded Mr. Williams 525,000 shares of restricted IDEX Common Stock. Under the terms of the award, 105,000 shares of the restricted stock vested on each of April 30, 2001 through 2004, and an additional 105,000 shares will vest on April 30, 2005 if Mr. Williams remains as Chairman of the Board of the Company. The remaining 105,000 shares of restricted stock will vest in the event Mr. Williams is terminated by the Company other than for cause or if Mr. Williams terminates his employment because the Company has taken certain actions with respect to his employment. The agreement provided for payment of the 20% golden parachute excise tax, increased for taxes due on the payment, in the event that the Internal Revenue Service determines any such taxes to be payable due to a change in control.

     The Company has entered into an employment agreement with Mr. Kingsley. The employment agreement provides for an initial term of five years and successive twelve-month periods thereafter. Mr. Kingsley's annual base salary for 2005 under such Agreement is set at $450,000, subject to annual review and adjustment. In addition to his annual base salary, Mr. Kingsley is eligible to receive an annual cash bonus. Annual bonuses are paid to Mr. Kingsley under the Executive Incentive Bonus Plan. If Mr. Kingsley's employment is terminated by the Company other than for cause, he will receive continuing salary payments and fringe benefits for 18 months plus a bonus payment equal to the sum of 112.5% of his base salary and a pro-rated portion of 75% of his base salary (based on the portion of the year he was employed). If Mr. Kingsley's employment is terminated because of disability, he will receive a bonus payment equal to a pro-rated portion of 75% of his base salary (based on the portion of the year he was employed). Additionally, if Mr. Kingsley should die during the term of the agreement, Mr. Kingsley's wife or estate will receive a bonus payment equal to a pro-rated portion of 75% of his base salary (based on the portion of the year he was employed). In connection with Mr. Kingsley's employment agreement, the Company awarded Mr. Kingsley 115,000 shares of restricted IDEX Common Stock. Under the terms of his award, 23,000 shares of the restricted stock vest on August 23 in each of years 2005 through 2009 if Mr. Kingsley remains as Chief Operating Officer of the Company. All shares of the restricted stock will vest in the event Mr. Kingsley is terminated by the Company other than for cause or if Mr. Kingsley terminates his employment because the Company has taken certain actions with respect to his employment.

     The Company has entered into an employment agreement with Mr. Romeo. The agreement does not provide for a fixed term and may be terminated at any time. Mr. Romeo's annual base salary for 2005 is $334,000, subject to annual review and adjustment. In addition to his annual base salary, Mr. Romeo is eligible to receive an annual cash bonus. Annual bonuses are paid to Mr. Romeo under the Management Incentive Bonus Plan. If Mr. Romeo's employment is terminated by the Company other than for cause, he will be entitled to receive continuing salary payments for 18 months. In the event Mr. Romeo is actually or constructively terminated without cause within two years following a change in control, the Company will be obligated to pay Mr. Romeo his salary and his current target Management Incentive Plan Bonus for two years. In connection with Mr. Romeo's employment agreement, the Company awarded Mr. Romeo 30,000 shares of restricted IDEX Common Stock. Under the terms of the award, 15,000 of the shares vest on January 14 in each of years 2008 and 2009. All shares of the restricted stock will vest in the event Mr. Romeo is terminated by the Company other than for cause or if Mr. Romeo dies or becomes disabled.

     The Company has entered into agreements with each of Messrs. Windmuller and McMurray providing for three years' compensation and fringe benefits in the event they are actually or constructively terminated without cause within two years following a change of control. The Company had entered into a similar agreement with Mr. Williams which was terminated effective February 25, 2005.

TRANSITION AGREEMENTS

     Effective as of the Annual Meeting on March 22, 2005, Mr. Williams will resign his position as President and Chief Executive Officer, but will remain in his executive Chairman of the Board position in order to transition leadership to Mr. Kingsley, who will succeed Mr. Williams as President and Chief Executive Officer. Under the terms of a transition and retirement agreement effective February 25, 2005, Mr. Williams will receive for his agreement to transition leadership to Mr. Kingsley and to extend his noncompete with the Company from his current two-year period following the termination of his employment to a five-year period, 22 bi-weekly payments of $109,090.91 beginning May 11, 2005 through the earlier of March 8, 2006, the termination of his employment for cause, or his resignation. If Mr. Williams does not resign or is not terminated for cause, such payments will total $2,400,000. These transition payments will not be considered compensation for benefit accrual purposes under the SERP and any benefits Mr. Williams accrues under the Retirement Plan as a result of such transition payments shall reduce Mr. Williams' SERP benefits. During such period, Mr. Williams will not be eligible for any bonus or other long term incentive compensation grants, but otherwise will receive all other employee benefits and perquisites he is currently eligible to receive as Chairman of the Board, President and Chief Executive Officer, including the personal use of the Company's aircraft up to an incremental cost to the Company of $110,000 for the period May 1, 2005 to the later of March 31, 2006 or the date of the Company's 2006 annual meeting.

     Mr. Williams will receive a lump sum payment of $1,296,000 and 26 bi-weekly payments of $31,153.85 upon his retirement or, if such amounts are considered deferred compensation subject to new Section 409A of the Internal Revenue Code, six months following his retirement. Such amounts are equivalent to what Mr. Williams would be entitled to receive upon expiration of the term of his current employment agreement on April 30, 2005. Of the $1,296,000 lump sum payment, $324,000 is considered compensation for purposes of calculating Mr. Williams SERP benefit. Upon his termination or, if necessary to comply with Code Section 409A during 2005, Mr. Williams will receive a lump sum payment of his SERP benefit of approximately $3,993,966. Additionally, upon his retirement he is entitled to receive any compensation or benefits he has accrued and vested in during his employment, including under the Officers' Deferred Compensation Plan and 2001 Stock Plan for Officers.

     In connection with his promotion to President and Chief Executive Officer effective as of March 22, 2005, Mr. Kingsley's base salary will increase to $600,000. If the proposed Incentive Award Plan set forth in PROPOSAL 3 is approved, then on March 22, 2005, Mr. Kingsley will be awarded 100,000 shares of restricted stock which will vest in 25,000 share increments on March 22 in each of the years 2006 through 2009. However, if his employment is terminated by the Company other than for cause or he dies or becomes disabled, these shares of restricted stock will automatically vest. Additionally, if his employment is terminated by the Company other than for cause, the amount of severance based on bonus payable to Mr. Kingsley under his employment agreement will be based on 100% of his base salary rather than 75% of his base salary as currently provided in his employment agreement. His employment agreement will be amended to reflect this change.

COMPENSATION COMMITTEE REPORT

  THE COMMITTEE

     The Compensation Committee of the Board of Directors of the Company is composed exclusively of non-employee, independent directors. The Compensation Committee reviews the compensation program for the Chief Executive Officer and other members of senior management, including the executive officers listed in this Proxy Statement in the Summary Compensation Table (the "named executives"), and determines and administers their compensation. In the case of the Chief Executive Officer, the compensation determination made by the Compensation Committee is also subject to ratification by the entire Board. The Compensation Committee has retained an independent consultant to assist in fulfilling its responsibilities.

  COMPENSATION PHILOSOPHY

     The Compensation Committee approves base salary, annual management incentive compensation, and long-term incentive awards for all corporate officers and certain other key executives, with the objective of attracting and retaining individuals of the necessary quality and stature to operate the business. As part of its responsibility, the Compensation Committee reviews and approves all elements of compensation for the named executives. The Committee considers individual contributions, performance against strategic goals and directions, and industry-wide pay practices in determining the levels of base compensation for key executives. The Compensation Committee also considers the total value of the annual compensation for each executive and all executives as a group.

     The Compensation Committee periodically reviews the effectiveness and competitiveness of the Company's executive compensation structure with the assistance of its independent consultant. In reviewing the competitiveness of the Company's executive compensation, the Compensation Committee uses peer group data, as well as performs a comparative analysis of market surveys and other compensation data, utilizing a regression analysis based on company revenue size.

     It is the Compensation Committee's practice to target the key elements of executive compensation to deliver compensation to each executive and all executives as a group at approximately the 50th percentile of its peer group.

  CHIEF EXECUTIVE OFFICER

     The Committee sets compensation of the Company's Chief Executive Officer annually based on Company performance, his performance, and prevailing market conditions. Dennis K. Williams has a personal stake in the Company through his ownership of 404,100 shares of Common Stock of the Company (inclusive of 105,000 shares of non-vested restricted stock), and his ownership of 90,829 deferred compensation units under the Officers' Deferred Compensation Plan. He also has options to acquire an additional 1,062,000 shares of Common Stock, 164,700 of which will remain unvested at his retirement. See COMPENSATION OF EXECUTIVE OFFICERS--Transaction Agreements below, for a description of Mr. Williams' transition and retirement agreement. With this sizeable ownership position, a very large percentage of Mr. Williams' personal net worth is tied directly to the Company's performance.

     Annual bonuses were paid to Mr. Williams based upon the attainment of operating income performance goals pursuant to the terms of the Executive Incentive Bonus Plan. The maximum bonus payable to Mr. Williams under the Executive Incentive Bonus Plan is 2% of the Company's operating income. Mr. Williams' actual bonus for 2004 was $1,200,000.

     As part of its responsibility to review and approve all elements of the Chief Executive Officer's compensation, the Compensation Committee negotiated and approved the terms of the transition and retirement compensation to be paid to Mr. Williams in exchange for his agreement to transition leadership of the Company to Mr. Kingsley and to extend his noncompete from a two-year period following his termination of employment to a five-year period. The Compensation Committee determined such amounts were necessary and reasonable compensation to effect an orderly transition of the leadership of the Company. A general description of the terms of Mr. Williams' transition and retirement compensation can be found above under COMPENSATION OF EXECUTIVE OFFICERS -- Transition Agreements.

     Our incoming Chief Executive Officer, Mr. Kingsley, also has a substantial personal stake in the Company through his ownership of 115,000 shares of Common Stock. He also has options to acquire an additional 145,000 shares of Common Stock. In addition, to increase Mr. Kingsley's personal stake in the Company, subject to approval of the proposed Incentive Award Plan by shareholders under PROPOSAL 3, the Committee has agreed to grant Mr. Kingsley 100,000 shares of restricted stock of the Company on March 22, 2005. Such restricted stock will vest over four years in equal installments of 25,000 shares on March 22 in each of years 2006 through 2009.

     In light of his promotion to President and Chief Executive Officer effective as of March 22, 2005, and his increased management responsibilities, the Committee has approved an increase in Mr. Kingsley's base salary to $600,000 annually, effective March 22, 2005. Additionally, the Committee has agreed to amend his employment agreement to provide that, in the event his employment is terminated by the Company without cause, he will be entitled, in addition to other severance described in his employment agreement, to severance based on bonus payable to him based on bonus of 100% of his base salary rather than the 75% currently provided in his employment agreement. See COMPENSATION OF EXECUTIVE OFFICERS -- Employment Agreements and Transition Agreements above. Mr. Kingsley will be eligible for an annual bonus in 2005 under the Executive Incentive Bonus Plan.

  OTHER KEY EXECUTIVES

     Annual management incentive compensation is paid to corporate officers other than Mr. Williams and certain other key executives under the Management Incentive Compensation Plan. The Management Incentive Compensation Plan provides for payment of annual bonuses based upon performance of the business units of the Company and individual performance of the employee. Individual target bonus percentages are based on base salaries and levels of responsibility. Actual awards are set as a percentage of target based on meeting quantitative and qualitative performance criteria set each year in connection with the annual planning process, and adjusted by an individual personal performance multiplier. These targets are based on objectives of importance to the Company, including revenue and margin growth, improvement in working capital and new product introductions. Actual payouts under the plan to corporate officers since the Company was formed in 1988 have ranged from 41% of target to 170% of target. The Committee believes that this plan is properly leveraged relative to performance of the Company and its business units.

     Long-term incentive awards are granted to corporate officers and certain other key employees under the Company's 2001 Stock Plan for Officers and the Third Amended and Restated 1996 Stock Plan for Non-Officer Key Employees. The awards take the form of stock options which are tied directly to the market value of the Company's Common Stock.

     The Committee believes that both the annual bonus plan and the long-term incentive plan align the interests of management with the shareholders and focus the attention of management on the long-term success of the Company. A significant portion of the executives' compensation is at risk, based on the financial performance of the Company and the value of the Company's stock in the marketplace.

     The Compensation Committee has reviewed all components of executive compensation, including salary, bonus, equity and long-term incentive compensation, accumulated realized and unrealized stock option and restricted stock gains, the earnings and accumulated payout obligations under the Company's non-qualified deferred compensation program, the actual projected payout obligations under the Company's supplemental executive retirement plan and under several potential severance and change-in-control scenarios.

     Section 162(m) of the Code precludes a public corporation from taking a deduction for compensation in excess of $1 million for its chief executive officer or any of its four other highest paid executive officers, unless such compensation is performance-based and certain specific and detailed criteria are satisfied. The Compensation Committee considers the anticipated tax treatment to the Company and the executive officers in its review and establishment of compensation programs and payments. The deductibility of some types of compensation payments can depend upon the timing of an executive's vesting or exercise of previously granted rights. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the Compensation Committee's control also can affect deductibility of compensation. The Compensation Committee has been advised that, based on current interpretations, the Executive Incentive Bonus Plan and the 2001 Stock Plan for Officers satisfy the requirements for performance-based compensation under Code
Section 162(m). The Compensation Committee has also been advised that, if the Incentive Award Plan is approved by shareholders as set forth in PROPOSAL 3, certain awards under the Incentive Award Plan will satisfy the requirements for performance-based compensation under Code Section 162(m).

     The Report of the Compensation Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

                                          Gregory B. Kenny, Chairman
                                          Michael T. Tokarz

AUDIT COMMITTEE REPORT

     For the year ended December 31, 2004, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors, Deloitte & Touche LLP. The Committee discussed with the independent auditors the matters required to be discussed by the Statement of Auditing Standards No. 61, and reviewed the results of the independent auditors' examination of the financial statements.

     The Committee also reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, discussed with the auditors their independence, and satisfied itself as to the auditors' independence.

     Based on the above reviews and discussions, the Audit Committee recommends to the Board of Directors that the financial statements be included or incorporated by reference in the Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Commission.

     The Board of Directors has determined that the members of the Audit Committee satisfy the "independence" requirements of the New York Stock Exchange. The Committee is governed by a charter, which was published in the Company's 2004 Proxy Statement and is available on the Company's website at www.idexcorp.com.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the Company under those statutes.

                                          Bradley J. Bell, Chairman
                                          Frank S. Hermance
                                          Neil A. Springer

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     The aggregate fees billed to the Company for each of the last two fiscal years for professional services rendered by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities"), are set forth in the table below. All such fees were pre-approved by our Audit Committee pursuant to our pre-approval policy discussed below.

                                                                 2004         2003
                                                              ----------   ----------
Audit fees(1)...............................................  $1,338,000   $1,276,000
Audit-related fees(2).......................................     806,000      287,000
Tax fees(3).................................................   1,131,000      529,000
All other fees(4)...........................................      89,000       26,000
                                                              ----------   ----------
Total.......................................................  $3,364,000   $2,118,000
                                                              ==========   ==========

---------------

(1) Audit fees represent the aggregate fees billed for the audit of the Company's financial statements, review of the financial statements included in the Company's quarterly reports, and services in connection with statutory and regulatory filings or engagements for those fiscal years.

(2) Audit-related fees represent the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported under "Audit fees." These services include planning and compliance with Sarbanes-Oxley regulations in 2004 and 2003.

(3) Tax fees represent the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(4) All other fees represent the aggregate fees billed for products and services that are not included in the "Audit fees," "Audit-related fees" and "Tax fees" sections. The Audit Committee has determined that the provision of these services is not incompatible with maintaining the principal accountant's independence.

PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee has adopted a policy that requires the pre-approval of audit and non-audit services rendered by the Deloitte Entities. For audit services, the accounting firm will provide the Audit Committee with an audit services plan during the first quarter of each fiscal year outlining the scope of the audit services proposed to be performed for the fiscal year and the fees therefor, which plan must be formally accepted by the Audit Committee. For non-audit services, Company management will submit to the Audit Committee for approval during the first quarter of each fiscal year and from time-to-time during the fiscal year a list of non-audit services that it recommends the Audit Committee engage the accounting firm to provide for the current year, and the fees therefor. Company management and the accounting firm will each confirm to the Audit Committee that each non-audit service on any list is permissible under all applicable legal requirements. The Audit Committee will approve both the list of permissible non-audit services and the budget for such services. The Audit Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Audit Committee at a subsequent Audit Committee meeting.

                         COMMON STOCK PERFORMANCE GRAPH

     The following table compares total shareholder returns over the last five years to the Standard & Poor's (the "S&P") 500 Index, the S&P 600 Small Cap Industrial Machinery Index and the Russell 2000 Index assuming the value of the investment in IDEX Common Stock and each index was $100 on December 31, 1999. Total return values for IDEX Common Stock, the S&P 500 Index, S&P 600 Small Cap Industrial Machinery Index and the Russell 2000 Index were calculated on cumulative total return values assuming reinvestment of dividends. The shareholder return shown on the graph below is not necessarily indicative of future performance.

                              (PERFORMANCE GRAPH)

-------------------------------------------------------------------------------------
                        12/99      12/00      12/01      12/02      12/03      12/04
-------------------------------------------------------------------------------------
 IDEX CORPORATION      $100.00    $111.15    $117.91    $113.70    $147.06    $217.77
 S&P 500 INDEX          100.00      90.90      80.09      62.39      80.29      89.03
 S&P 600 SMALL CAP
  INDUSTRIAL            100.00      96.75     103.59      99.19     135.07     173.42
 RUSSELL 2000 INDEX     100.00      96.98      99.39      79.03     116.38     137.71

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's officers, directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its officers, directors and greater than 10% shareholders were met during the year ended December 31, 2004.

               PROPOSAL 2 -- INCREASE IN AUTHORIZED COMMON STOCK

     The Restated Certificate of Incorporation of the Company presently authorizes the issuance of 75,000,000 shares of Common Stock, par value $.01 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share. As of February 17, 2005, 50,927,355 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding. In addition, as of that date the Company had reserved 6,091,958 shares of Common Stock for issuance under its various stock option plans.

On February 2, 2005, the Board of Directors of the Company authorized an amendment to the first paragraph of Article IV of the Restated Certificate of Incorporation to increase the total authorized shares of Common Stock from 75,000,000 to 150,000,000 shares, subject to shareholder approval. The text of the first paragraph of Article IV as so amended is set forth below:

        The total number of shares of all classes of stock which the Corporation shall have authority to issue is 155,000,000 shares, consisting of 5,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock") and 150,000,000 shares of common stock, par value $.01 per share (the "Common Stock").

     The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide the Company with increased flexibility for the future growth of the Company and for obtaining financing for its activities. Except with respect to the Company's various stock option plans and deferred compensation plans, there are at present no plans, arrangements, negotiations or commitments which will result in the issuance of additional shares of the Company's Common Stock or Preferred Stock. However, these shares will be available for issuance from time to time by action of the Board of Directors to such persons and for such consideration as the Board may determine to be in the best interests of the Company. Such issuance may not require further shareholder approval. Holders of Common Stock of the Company have no preemptive rights.

     The issuance of additional shares of Common Stock or Preferred Stock, under certain circumstances, may have anti-takeover effects and may have the effect of discouraging unilateral attempts by third parties to obtain control of the Company. For example, such issuance may create voting impediments to the approval of mergers or other similar transactions involving the Company, may dilute the voting power of the person seeking to acquire control or may create other impediments to the consummation of a business combination. The Board of Directors has no present intention to issue Common Stock or Preferred Stock for such purposes.

     The affirmative vote of a majority of the outstanding shares of Common Stock of the Company is required to approve this amendment to the Company's Restated Certificate of Incorporation.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS AMENDMENT.

      PROPOSAL 3 -- APPROVAL OF THE IDEX CORPORATION INCENTIVE AWARD PLAN

     The Board is submitting for shareholder approval the IDEX Corporation Incentive Award Plan (the "Plan"). As of February 17, 2005, we had only 993,093 shares available for grant of options and settlement of Deferred Compensation Units under our current equity compensation plans. Of this amount, 523,846 shares remain available for grant of options (of which only 4,150 remain available for grant of options to officers), and 469,247 shares remain available for settlement of Deferred Compensation Units. We believe that it is important to be able to continue providing equity compensation to our employees in order to maintain competitive compensation practices and to align the interests of our employees with our shareholders. Accordingly, we have adopted and are submitting the Plan for shareholder approval as a means of providing a wide variety of equity-based compensation to our employees, consultants and directors. The Plan is intended to replace our other equity compensation plans under one shareholder-approved plan. Accordingly, if the Plan is approved by our shareholders, no future grants will be made under any of our existing option plans, and all forms of equity compensation for our employees, consultants and directors will be made under the Plan, other than up to 469,247 shares of our Common Stock issuable upon settlement of Deferred Compensation Units under the Directors' Deferred Compensation Plan, which was previously approved by our shareholders, and the Presidents' Deferred Compensation Plan, which was not previously approved by our shareholders. The Plan is also intended to replace our Executive Incentive Bonus Plan, which was previously approved by our shareholders, which will allow bonuses to be paid to participants in cash as well as our Common Stock. It is our intent that equity awards made under the Plan be consistent with industry standards of approximately 2% of outstanding shares each year. On January 28, 2005, the Compensation Committee approved and adopted the Plan, subject to approval by the Board of Directors and our shareholders. On February 2, 2005, the Board of Directors approved and adopted the Plan, subject to approval by our shareholders.

     The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan itself, which is included as Appendix A.

     The Plan provides for the grant of incentive stock options ("ISOs"), as defined in Section 422 of the Code, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights ("SARs"), deferred stock, dividend equivalent rights, performance awards and stock payments (collectively referred to as "Awards") to our employees, consultants and directors.

     Under the Plan, the aggregate number of shares of our common stock that may be issued under Awards is 2,300,000 shares; provided, however, that no more than 650,000 shares will be issued as restricted stock, restricted stock units, deferred stock, performance awards, stock payments or stock appreciation rights where the participant does not pay the intrinsic value for such award. Additionally, Awards for no more than 500,000 shares may be granted to any one individual during any calendar year. The maximum dollar value of a performance-based award other than a performance share or performance stock unit determined at the date of grant will not exceed 2% of our operating income.

     The shares subject to the Plan, the limitations on the number of shares that may be awarded under the Plan, and shares and option prices subject to Awards outstanding under the Plan, will be adjusted as the Plan administrator deems appropriate to reflect stock dividends, stock splits, combinations or exchanges of shares, merger, consolidation, spin-off, recapitalization, or other similar transactions.

     Notwithstanding any provision in the Plan to the contrary, no option may be awarded to reduce the per share exercise price of the shares subject to the option below the exercise price as of the date the option is granted, and no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price.

     Shares subject to Awards that have expired, been forfeited or otherwise terminated without having been exercised may be subject to new Awards. Shares which are used to pay the exercise price for an option or stock appreciation right, shares withheld to pay taxes, and shares repurchased by the Company other than by reason of a forfeiture provision will be cancelled and will not be added back to the number of shares, available for grant under the Plan. Shares issued under the Plan may be previously authorized but unissued shares, or reacquired shares bought on the open market or otherwise.

     On February 17, 2005, the closing price of a share of our common stock on the New York Stock Exchange was $38.75.

ADMINISTRATION

     Generally, the Compensation Committee of our Board (the "Committee") will administer the Plan. The Committee will consist of at least two members of the Board who are both "non-employee" directors for purposes of Section 16-b of the Exchange Act and "outside directors" under Section 162(m) of the Code. The Committee has the authority to:

     - select the individuals who will receive Awards;

     - determine the type or types of Awards to be granted;

     - determine the number of Awards to be granted and the number of shares to which the Award relates;

     - determine the terms and conditions of any Award, including the exercise price and vesting;

     - determine the terms of settlement of any Award;

     - prescribe the form of Award agreement;

     - establish, adopt or revise rules for administration of the Plan;

     - interpret the terms of the Plan and any matters arising under the Plan;
       and

     - make all other decisions and determinations as may be necessary to administer the Plan.

     The Committee may delegate its authority to grant or amend Awards with respect to participants other than senior executive officers, employees covered by Section 162(m) of the Code or the officers to whom the authority to grant or amend Awards has been delegated.

     The Committee, with the approval of the Board, may also amend the Plan. Amendments to the Plan are subject to shareholder approval to the extent required by law, or New York Stock Exchange rules or regulations. Additionally, shareholder approval will be specifically required to increase the number of shares available for issuance under the Plan, allow for the grant of options with an exercise price that is below fair market value on the date of grant, extend the term of an option beyond ten years, or otherwise materially increase the benefits or change eligibility requirements.

ELIGIBILITY

     Awards under the Plan may be granted to individuals who are our employees or employees of our subsidiaries, our directors and our consultants. However, options which are intended to qualify as ISOs may only be granted to employees.

     By agreement, Mr. Williams will not be eligible to receive any grants under the Plan. See COMPENSATION OF EXECUTIVE OFFICERS -- Transition Agreements above.

AWARDS

     The following will briefly describe the principal features of the various Awards that may be granted under the Plan.

     Options. Options provide for the right to purchase our common stock at a specified price, and usually will become exercisable in the discretion of the Committee in one or more installments after the grant date, but generally not earlier than one year from the grant date. The option exercise price may be paid in cash, by check, shares of our common stock which have been held by the option holder for at least 6 months, other property with value equal to the exercise price, through a broker assisted cash-less exercise, a loan, provided such loan does not otherwise violate Section 13(k) of the Securities Exchange Act, or such other methods as the Committee may approve from time to time. The Committee may at anytime substitute SARs for options granted under the Plan.

     Options may be granted for any term specified by the Committee, but shall not exceed ten years. Options may not be granted at an exercise price that is less than the fair market value of our Common Stock on the date of grant. Additionally, the Committee may not without stockholder approval reprice any options, including the cancellation of options in exchange for options with a lower exercise price.

     Options may take two forms, nonstatutory options (NSOs) and ISOs.

     ISOs will be deigned to comply with the provision of the Code and will be subject to certain restrictions contained in the Code in order to qualify as ISOs. Among such restrictions, ISOs must:

     - have an exercise price not less than the fair market value of our common stock on the date of grant, or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock (10% shareholders), then such exercise price may not be less than 110% of the fair market value of our common stock on the date of grant;

     - be granted only to our employees and employees of our subsidiary corporations;

     - expire within a specified time following the option holders termination of employment;

     - be exercised within ten years after the date of grant, or with respect to 10% shareholders, no more than five years after the date of grant; and

     - not be first exercisable for more than $100,000 worth of value, determined based on the exercise price.

     No ISO may be granted under the Plan after ten years from the date the Plan is approved by our shareholders.

     Restricted Stock. A restricted stock award is the grant of shares of our common stock at a price determined by the Committee (which price may be zero), is nontransferable and unless otherwise determined by the Committee at the time of award, may be forfeited upon termination of employment or service during a restricted period. The Committee shall also determine in the award agreement whether the participant will be entitled to vote the shares of restricted stock and or receive dividends on such shares.

     Stock Appreciation Rights. SARs provide for the payment to the holder based upon increases in the price of our common stock over a set base price. Payment for SARs may be made in cash, our common stock or any combination of the two.

     Restricted Stock Units. Restricted stock units represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock we shall deliver to the holder of the restricted stock unit, unrestricted shares of our common stock which will be freely transferable.

     Dividend Equivalents. Dividend equivalents represent the value of the dividends per share we pay, calculated with reference to the number of shares covered by an Award (other than a dividend equivalent award) held by the participant.

     Performance Share Awards. Performance share awards are denominated in shares of our common stock and are linked to satisfaction of performance criteria established by the Committee. If the Committee determines that the Award is intended to meet the requirements of "qualified performance based compensation" and therefore be deductible under Section 162(m) of the Code, then the performance criteria on which the Award will be based shall be with reference to any one or more of the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on assets (net or gross), return on shareholders' equity, return on sales, gross or net profit margin, productivity, expense margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group (the "Performance Criteria").

     Performance Stock Units. Performance stock units are denominated in units of value, including dollar value of shares of our common stock and are linked to satisfaction of performance criteria established by the Committee, including the Performance Criteria on a specified date or dates over any period or periods.

     Stock Payments. Payments to participants of bonuses or other compensation may be made under the Plan in the form of Common Stock.

     Deferred Stock. Deferred stock typically is awarded without payment of consideration and is subject to vesting conditions, including satisfaction of performance criteria, including the Performance Criteria. Like restricted stock, deferred stock may not be sold, or otherwise transferred until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock is not actually issued until the deferred stock award has vested. Recipients of deferred stock also will have no voting or dividend rights prior to the time when the vesting conditions are met and the deferred stock is delivered.

     Performance Award. Performance awards are payable in cash and are linked to satisfaction of performance criteria, including the Performance Criteria; provided that no Performance Award may pay compensation in excess of 2% of our operating income. The Committee has the authority to reduce the amount otherwise payable under a Performance Award upon attainment of the Performance Criteria.

VESTING IN AWARDS OTHER THAN OPTIONS

     Awards for which the participant does not pay for the intrinsic value of the shares of Common Stock either directly or by foregoing a right to receive a cash or stock payment from the Company, such as Restricted Stock, Restricted Stock Units, Deferred Stock, Stock Appreciation Rights, Performance Share Awards and Performance Stock Units, will vest over a period of not less than three years or, in the case of performance-based vesting for Performance Share Awards and Performance Stock Units, the performance period will be not less than one year.

CHANGE OF CONTROL

     Generally options and Stock Appreciation Rights granted under the Plan will become exercisable in full upon the occurrence of a change of control (as defined in the Plan) and all Restricted Stock, Restricted Stock Units, Deferred Stock or other Performance Awards shall become payable upon a change of control, unless the Award is assumed by any successor in such change in control, or the award agreement otherwise provides. In connection with a change in control, the Committee may cause the Awards to terminate, but shall give the holder of the Awards the right to exercise their outstanding Awards or receive their other rights under the Awards outstanding for some period of time prior to the change in control, even though the Awards may not be exercisable or otherwise payable. Additionally, to the extent necessary to comply with Section 409A of the Code, the Committee may provide that the stock value of an Award determined on the date of the change of control plus interest thereon shall be payable in lieu of the Award on the date the Award would have otherwise been payable or vested.

ADJUSTMENTS UPON CERTAIN EVENTS

     The number and kind of securities subject to an Award and the exercise price or base price may be adjusted in the discretion of the Committee to reflect any stock dividends, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of our assets to our stockholders, or other similar changes affecting the shares. In addition, upon such events the Committee may provide for (i) the termination of any Awards in exchange for cash equal to the amount the holder would otherwise be entitled if they had exercised the Award,
(ii) the full vesting, exercisability or payment of any Award, (iii) the assumption of such Award by any successor, (iv) the replacement of such Award with other rights or property, (v) the adjustment of the number, type of shares and/or the terms and conditions of the Awards which may be granted in the future, or (vi) that Awards cannot vest, be exercised or become payable after such event.

AWARDS NOT TRANSFERABLE

     Generally, the Awards may not be pledged, assigned or otherwise transferred other than by will or by laws of descent and distribution. The Committee may allow Awards other than ISOs to be transferred for estate or tax planning purposes to members of the holder's family, charitable institutions or trusts for the benefit of family members. In addition, the Committee may allow Awards to be transferred to so-called "blind trusts" by a holder of an Award who is terminating employment in connection with the holder's service with the government, an educational or other non-profit institution.

MISCELLANEOUS

     As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any Award, the Company requires participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations, subject to the discretion of the Committee to disapprove of such use.

     The Plan will expire and no further Awards may be granted after the tenth anniversary of its approval by our shareholders.

     The Plan must be approved by the shareholders within twelve months of the date of its adoption. Awards under the Plan may be granted prior to such approval, provided that such Awards may not vest or become exercisable prior to the shareholders' approval of the Plan, and that if such approval is not received within the twelve-month period, all such Awards shall become null and void.

PLAN BENEFITS

     The number of awards that an employee, director or consultant may receive under the Plan is at the discretion of the Committee and therefore cannot be determined in advance and, except as described below, the Committee has not made any determination to grant any shares to any persons under the Plan as of the date of this proxy statement.

     If the Incentive Award Plan is approved, the Committee has agreed to grant Mr. Kingsley 100,000 shares of restricted stock, which will vest in 25,000 share increments over a four-year period on March 22 in each of the years 2006 through 2009. The value of such grant is dependent on the price of the Company's common stock on March 22, 2005, which cannot be determined at this time.

     If Performance Awards had been granted under the Plan for 2004, the maximum amount that would have been payable in cash would have been $2,998,000 (2% of our operating income).

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences of the Plan under current federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Code Section 162(m), as discussed in further detail below. Alternative minimum tax and other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

     Nonqualified Stock Options. For federal income tax purposes, the recipient of NSOs granted under the Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise.

     Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. Generally, upon the sale or other taxable disposition of the shares of Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

     Restricted Stock. Generally, a Participant will not be taxed upon the grant or purchase of restricted stock that is subject to a "substantial risk of forfeiture," within the meaning of Section 83 of the Code, until such time as the restricted stock is no longer subject to the substantial risk of forfeiture. At that time, the Participant will be taxed on the difference between the fair market value of the Common Stock and the amount the Participant paid, if any, for such restricted stock. However, the recipient of restricted stock under the Plan may make an election under Section 83(b) of the Code to be taxed with respect to the restricted stock as of the date of transfer of the restricted stock rather than the date or dates upon which the restricted stock is no longer subject to a substantial risk or forfeiture.

     Stock Appreciation Rights. Generally, SARs that may be settled only in stock and which are based only on the appreciation of the value of our Common Stock over the fair market value on the date of grant will not be taxable to the participant at grant and the appreciation will be taxable to the participant as ordinary income at exercise. SARs settled in cash and/or that are granted at a price which is less than the fair market value of our shares of common stock on the date of grant will be taxable to the participant as ordinary income when the participant receives the value of the appreciation, whether at exercise or at a later specified date. To the extent that a SAR is settled in cash or is granted at a price which is less than the fair market value of our shares of Common Stock on the date of grant, such SAR will be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. A SAR subject to
Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear.

     Restricted Stock Units. A participant will generally not have ordinary income upon grant of restricted stock units. When the shares of our Common Stock are delivered under the terms of the restricted stock unit, the participant will recognize ordinary income equal to the fair market value of the shares delivered, less any amount paid by the participant for such shares. Restricted stock units also can be considered non-qualified deferred compensation under new Code Section 409A and, if the terms of such grant do not meet the requirements of Code Section 409A, will result in an additional 20% tax obligation, plus penalties and interest to such participant. Currently, how the additional tax, penalties and interest will be applied is unclear.

     Dividend Equivalents. A participant will be taxed as ordinary income on dividend equivalents as they are paid and we generally will be entitled a corresponding deduction.

     Performance Share Awards and Performance Stock Units. A participant will be taxed as ordinary income on the fair market value of the shares or the cash paid on performance share awards and performance stock units when delivered or paid. Performance share awards and performance stock units also can be considered non-qualified deferred compensation under new Code Section 409A and, if the terms of such grant do not meet the requirements of Code Section 409A, will result in an additional 20% tax obligation, plus penalties and interest to such participant. Currently, how the additional tax, penalties and interest will be applied is unclear.

     Stock Payments. A participant will be taxed as ordinary income on the fair market value of the stock delivered as payment of bonuses or other compensation under the Plan.

     Deferred Stock. A participant will be taxed as ordinary income on the fair market value of the shares on the date the shares are delivered under a deferred stock award. Deferred stock can also be considered non-qualified deferred compensation under new Code Section 409A, and if the terms of such grant do not meet the requirements of Code Section 409A, will result in an additional 20% tax obligation, plus penalties and interest to such participant. Currently, how the additional tax, penalties and interest will be applied is unclear.

     Performance Awards. A participant will be taxed as ordinary income on the amount of cash paid under the Performance Award and generally we will be entitled to a corresponding deduction.

SECTION 162(M)

     Under Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Plan has been structured with the intent that Awards granted under the Plan may meet the requirements for "performance-based" compensation and Code Section 162(m). To the extent granted at an exercise price not less than the value of our Common Stock, options and SARs granted under the Plan are intended to qualify as "performance-based" under Section 162(m) of the Code. Restricted Stock, Performance Stock Awards, Performance Stock Units, Restricted Stock Units and Deferred Stock under the Plan may qualify as "performance-based" under Code Section 162(m) they vest or become payable based solely upon attainment of preestablished goals based on the Performance Criteria. Performance Awards may qualify as "performance based" under Code
Section 162(m) to the extent payable based solely on attainment of preestablished goals based on the Performance Criteria.

REASONS FOR ADOPTION OF THE PLAN

     Under our current option plans, only employees and our non-employee directors are eligible to receive grants of options. As of February 17, 2005, we have only 523,846 shares which remain eligible for future grant of options under the terms of our current plans (of which only 4,150 remain available for grant of options to officers). The Board of Directors has determined that it is advisable to continue to provide options and to allow for grants of other stock-based incentive compensation to the Company's employees, directors and consultants, thereby continuing to align the interests of such individuals with those of our shareholders, and that Awards under the Plan are an effective means of providing such compensation. Upon approval of the Plan, no further grants will be made under the terms of our current option plans, however, up to 469,247 shares will remain issuable for settlement of Deferred Compensation Units under the Directors' Deferred Compensation Plan and the Presidents' Deferred Compensation Plan.

     Additionally, the Plan allows us to provide compensation which would comply with the requirements of performance-based compensation under Section 162(m) of the Code in the form of cash and/or our Common Stock, thereby replacing our current Executive Incentive Bonus Plan, which only provides for payment in the form of cash.

REQUIRED VOTE FOR APPROVAL AND RECOMMENDATION OF THE BOARD OF DIRECTORS

     Shareholder approval of the Plan is required: (1) under the New York Stock Exchange corporate governance standards; (2) in order to preserve full deductibility of performance-based awards under the Plan as performance-based compensation under Section 162(m) of the Code; and (3) in order for options to qualify for ISO treatment under the Code. Therefore, the Company is requesting that shareholders approve the Plan. We are also asking for approval of the Performance Criteria under the Plan in order to preserve the full deductibility of performance-based awards under the Plan as performance-based compensation under Section 162(m) of the Code.

     The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required to approve the Plan.

     Abstentions from voting on the Plan shall have the effect of a vote against the proposal. Broker non-votes will not be considered present for purposes of calculating a majority and, therefore, will have no effect on the outcome of the vote. Pursuant to New York Stock Exchange Rules, a broker may not vote on the adoption of or a material amendment to an equity compensation plan without instruction from the beneficial owner of the shares held by such broker.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE
PLAN.

                       PROPOSAL 4 -- APPROVAL OF AUDITORS

     The Audit Committee has appointed Deloitte & Touche LLP as the Company's independent auditors for 2005. Representatives of Deloitte & Touche LLP will attend the Annual Meeting of shareholders and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2005.

                 SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
                            FOR 2006 ANNUAL MEETING

     A shareholder desiring to submit a proposal for inclusion in the Company's Proxy Statement for the 2006 Annual Meeting must deliver the proposal so that it is received by the Company no later than October 28, 2005. The Company requests that all such proposals be addressed to Frank J. Notaro, Vice President-General Counsel and Secretary, IDEX Corporation, 630 Dundee Road, Suite 400, Northbrook, Illinois 60062, and mailed by certified mail, return receipt requested. In addition, the Company's By-Laws require that notice of shareholder nominations for directors and related information be received by the Secretary of the Company not later than 60 days before the anniversary of the 2005 Annual Meeting which, for the 2006 Annual Meeting, will be January 21, 2006.

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

                                 OTHER BUSINESS

     The Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any other matters are properly presented for action, it is the intention of each person named in the accompanying proxy to vote said proxy in accordance with his judgment on such matters.

                                          By Order of the Board of Directors,

                                          /s/ Frank J. Notaro
                                          FRANK J. NOTARO
                                          Vice President-General Counsel
                                          and Secretary

February 25, 2005
Northbrook, Illinois

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED BY SHAREHOLDERS WITHOUT CHARGE BY SENDING A WRITTEN REQUEST THEREFOR TO SUSAN H. FISHER, DIRECTOR - INVESTOR RELATIONS, IDEX CORPORATION, 630 DUNDEE ROAD, SUITE 400, NORTHBROOK, ILLINOIS 60062.

                                                                      APPENDIX A

                                IDEX CORPORATION

                              INCENTIVE AWARD PLAN

                                   ARTICLE I

                                    Purpose

     The purpose of the IDEX Corporation Incentive Award Plan (the "Plan") is to promote the success and enhance the value of IDEX Corporation, a Delaware corporation. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

                                   ARTICLE 2

                          Definitions and Construction

     Wherever the following terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

     2.1 "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, Performance award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

     2.2 "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award, including through electronic medium.

     2.3  "Board" means the Board of Directors of the Company.

     2.4 "Change of Control" means the occurrence of (a) any transaction or series of transactions which within a 12-month period constitute a change of management or control where (i) at least 51 percent of the then outstanding shares of Stock are (for cash, property (including, without limitation, stock in any corporation), or indebtedness, or any combination thereof) redeemed by the Company or purchased by any person(s), firm(s) or entity(ies), or exchanged for shares in any other corporation whether or not affiliated with the Company, or any combination of such redemption, purchase or exchange, or (ii) at least 51 percent of the Company's assets are purchased by any person(s), firm(s) or entity(ies) whether or not affiliated with the Company for cash, property (including, without limitation, stock in any corporation) or indebtedness or any combination thereof, or (iii) the Company is merged or consolidated with another corporation regardless of whether the Company is the survivor (except any such transaction solely for the purpose of changing the Company's domicile or which does not change the ultimate beneficial ownership of the equity interests in the Company), or (b) any substantial equivalent of any such redemption, purchase, exchange, change, transaction or series of transactions, acquisition, merger or consolidation constituting such a change of management or control. For purposes hereof, the term "control" shall have the meaning ascribed thereto under the Exchange Act and the regulations thereunder, and the term "management" shall mean the chief executive officer of the Company. For purposes of clause (a)(ii) above or as appropriate for purposes of clause (b) above, the Company shall be deemed to include on a consolidated basis all subsidiaries and other affiliated corporations or other entities with the same effect as if they were divisions.

     2.5  "Code" means the Internal Revenue Code of 1986, as amended.

     2.6  "Committee" means the committee of the Board described in Article 12.

     2.7  "Consultant" means any consultant or adviser if:

          (a) The consultant or adviser renders bona fide services to the Company;

          (b) The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c) The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     2.8 "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

     2.9 "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

     2.10 "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

     2.11 "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

     2.12  "Effective Date" shall have the meaning set forth in Section 13.1.

     2.13 "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

     2.14  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.15 "Fair Market Value" means, as of any given date, (i) if Stock is traded on an exchange, the closing price of a share of Stock as reported in the Wall Street Journal for the first trading date immediate prior to such date during which a sale occurred; or (ii) if Stock is not traded on an exchange but is quoted on NASDAQ or a successor or other quotation system, (x) the last sales price (if the Stock is then listed as a National Market Issue under the NASD National Market System) or (y) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by NASDAQ or such successor quotation system; or (iii) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value established by the Committee acting in good faith.

     2.16 "Full Value Award" means any Award other than an Option or other Award for which the Participant pays the intrinsic value (whether directly or by forgoing a right to receive a cash payment from the Company).

     2.17 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     2.18 "Independent Director" means a member of the Board who is not an Employee of the Company.

     2.19 "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

     2.20 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

     2.21 "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

     2.22 "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

     2.23 "Participant" means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

     2.24 "Performance Award" means a right granted to a Participant pursuant to Article 8, to receive a cash payment contingent upon achieving certain performance goals established by the Committee.

     2.25 "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, but which is subject to the terms and conditions set forth in Article 9.

     2.26 "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholder's equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

     2.27 "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

     2.28 "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

     2.29 "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

     2.30 "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

     2.31 "Plan" means this IDEX Corporation Incentive Award Plan, as it may be amended from time to time.

     2.32 "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

     2.33  "Restricted Stock" means Stock awarded to a Participant pursuant to
Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

     2.34  "Restricted Stock Unit" means an Award granted pursuant to Section
8.6.

     2.35 "Stock" means the common stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

     2.36  "Stock Appreciation Right" or "SAR" means a right granted pursuant to
Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

     2.37 "Stock payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

     2.38 "Subsidiary" means any corporation or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

                                   ARTICLE 3

                           Shares Subject to the Plan

     3.1  Number of Shares.

     (a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be 2,300,000 shares; provided however, no more than 650,000 shares of Stock may be issued in the form of Full Value Awards. The maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 2,300,000.

     (b) Notwithstanding Section 3.1(a): (i) the Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards), and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award; (ii) shares of Stock that are potentially deliverable under any Award that expires or is canceled, forfeited or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan; (iii) shares of Stock that have been issued in connection with any Award (e.g., Restricted Stock) that is canceled, forfeited, or repurchased for the same price paid by the Participant so that such shares of Stock are returned to the Company will again be available for Awards; provided, however, that, no shares shall become available pursuant to this Section 3.1(b) to the extent that (x) the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, or (y) such return of shares would constitute a "material revision" of the Plan subject to stockholder approval under then applicable rules of the New York Stock Exchange (or any other applicable exchange or quotation system). In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares of Stock issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company's assumption of the plan or arrangement of the acquired company or business. This Section 3.1 shall apply to the share limit imposed with respect to Incentive Stock Options only to the extent consistent with applicable regulations relating to Incentive Stock Options under the Code. Because shares will count against the number reserved in Section 3.1 upon deliver, the Committee may, subject to the share counting rules under this Section 3.1, determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Shares which are used to pay the exercise price for an Option or SAR, shares withheld to pay taxes and shares repurchased by the Company other than by reason of a forfeiture provision will be cancelled and will not again be available for issuance under the Plan.

     3.2 Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     3.3 Limitation on Number of Shares Subject to Awards and Limit on Performance Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 500,000. The maximum amount that may be paid in cash as a Performance Award that is intended to be a Performance Based Award shall not exceed 2% of the Company's operating income (income from operations before extraordinary items, interest and taxes).

                                   ARTICLE 4

                         Eligibility and Participation

     4.1  Eligibility.

     (a) General. Persons eligible to participate in this Plan include Employees, Consultants, and all members of the Board, as determined by the Committee.

     (b) Foreign Participants. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Consultants or members of the Board, the Committee, in its sole discretion, shall have the power and authority to:

          (i) Determine which Subsidiaries shall be covered by the Plan;

          (ii) Determine which Employees, Consultants or members of the Board outside the United States are eligible to participate in the Plan;

          (iii) Modify the terms and conditions of any Award granted to Employees, Consultants or members of the Board outside the United States to comply with applicable foreign laws;

          (iv) Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan; and

          (v) Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals.

Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law or governing statue or any other applicable law.

     4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

                                   ARTICLE 5

                                 Stock Options

     5.1 General. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a) Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than 100% of the Fair Market Value on the date of grant.

          (b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years and that no Option may be exercisable earlier than one year after its date of grant, except as provided in Section 11.2. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

          (c) Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory not bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held for longer than 6 months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised potion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

          (d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

     5.2 Incentive Stock Options. Incentive Stock Options shall be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1, mush comply with the following additional provisions of this Section 5.2:

          (a) Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

             (i) Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

             (ii) Three months after the Participant's termination of employment as an Employee; and

             (iii) One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

          (b) Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (c) Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (d) Transfer Restriction. The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (e) Expiration of Incentive Stock Options. No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

          (f) Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

     5.3 Substitution of Stock Appreciation Rights. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock as such substituted Option would have been exercisable for.

                                   ARTICLE 6

                            Restricted Stock Awards

     6.1 Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

     6.2 Issuance and Restrictions. Subject to Section 10.6, Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     6.3 Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, except as otherwise provided by Section 10.6, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     6.4 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

                                   ARTICLE 7

                           Stock Appreciation Rights

     7.1  Grant of Stock Appreciation Rights.

     (a) A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

     (b) A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Committee may impose.

     7.2  Payment and Limitations on Exercise.

     (a) Payment of the amounts determined under Section 7.1(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee in the Award Agreement. To the extent payment for a Stock Appreciation Right is to be made in cash. The Award Agreements shall specify the date of payment which may be different than the date of exercise of the Stock Appreciation Right, to the extent necessary to comply with the requirements to
Section 409A of the Code, as applicable. If the date of payment for a Stock Appreciation Right is later than the date of exercise, the Award Agreement may specify that the Participant be entitled to earnings on such amount until paid.

     (b) To the extent any payment under Section 7.1(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

                                   ARTICLE 8

                             Other Types of Awards

     8.1 Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to nay one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee (subject to Section 10.6). In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

     8.2 Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of shares of Stock and/or units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee (subject to Section 10.6). In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

     8.3 Performance Award. Any Participant selected by the Committee may be granted a Performance Award. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specific date or dates or over any Performance Period determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the Participant.

     8.3  Dividend Equivalents.

     (a) Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

     (b) Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

     8.5 Stock Payments. Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee; provided, that unless otherwise determined by the Committee such Stock Payments shall be made in lieu of base salary, bonus, or other cash compensation otherwise payable to such Participant. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

     8.6 Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee (subject to Section 10.6). Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

     8.7 Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate (subject to Section 10.6). At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

     8.8 Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.

     8.9 Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock, unless otherwise permitted by applicable state law.

     8.10 Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change of Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

     8.11 Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

     8.12 Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

                                   ARTICLE 9

                            Performance-Based Awards

     9.1 Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees or other Participants that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

     9.2 Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

     9.3 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

     9.4 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

     9.5 Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                                   ARTICLE 10

                        Provisions Applicable to Awards

     10.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     10.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

     10.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

     10.4 Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     10.5 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

     10.6 Full Value Award Vesting Limitations. Notwithstanding any other provision of this Plan to the contrary, Full Value Awards made to Employees or Consultants shall become vested over a period of not less than three years, (or, in the case of vesting based upon the attainment of Performance Goals or other performance-based, objectives, over a period of not less than one year) following the date the Award is made; provided, however, that, notwithstanding the foregoing, Full Value Awards that result in the issuance of an aggregate of up to 5% of the shares of Stock available pursuant to Section 3.1 (a) may be granted to any one or more Participants without respect to such minimum vesting provisions.

     10.7 Paperless Exercise. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless exercise of Awards by a Participant may be permitted through the use of such an automated system.

                                   ARTICLE 11

                        Changes in the Capital Structure

     11.1 Adjustments. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

     11.2 Acceleration upon a Change of Control. Except as may otherwise be provided in any Award Agreement or any other written agreement entered into by and between the Company and a Participant, if a Change of Control occurs and a Participant's Options, Restricted Stock or Stock Appreciation Rights settled in stock are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse; and provided such Change of Control is a change in the ownership or effective control of the Company or in the ownership of or a substantial portion of the assets of the Company within the meaning of Section 409A of the Code, then all Restricted Stock Units, Deferred Stock and Performance Stock shall become deliverable upon the Change of Control. Upon, or in anticipation of, a Change of Control, the Committee may in its sole discretion provide for (i) any and all Awards outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise such Awards during a period of time as the Committee shall determine, (ii) either the purchase of any Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested (and, for the avoidance of doubt, if as of such date the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment), (iii) the replacement of such Award with other rights or property selected by the Committee in its sole discretion the assumption of or substitution of such Award by the successor or surviving corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of Shares and prices, or (iv) provide for payment of Awards in cash based on the value of Stock on the date of the Change of Control plus reasonable interest on the Award through the date such Award would otherwise be vested or have been paid in accordance with its original terms, if necessary to comply with Section 409A of the Code.

     11.3 Outstanding Awards -- Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

     11.4 Outstanding Awards -- Other Changes. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 11, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

     11.5 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

                                   ARTICLE 12

                                 Administration

     12.1 Committee. The Plan shall be administered by the Compensation Committee of the Board; provided however that the Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act or (b) Covered Employees. The Committee shall consist of at least two individuals, each of whom qualifies as (x) a Non-Employee Director, and (y) an "outside director" pursuant to Code Section 162(m) and the regulations issued thereunder. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

     12.2 Action by the Committee. A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     12.3 Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a) Designate Participants to receive Awards;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c) Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

          (e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f) Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g) Decide all other matters that must be determined in connection with an Award;

          (h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i) Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

     12.4 Decisions Binding. The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan and final, binding, and conclusive on all parties.

                                   ARTICLE 13

                         Effective and Expiration Date

     13.1 Effective Date. The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

     13.2 Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

                                   ARTICLE 14

                    Amendment, Modification, and Termination

     14.1 Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11, (ii) permits the Committee to grant Options with an exercise price that is below Fair Market Value on the date of grant, (iii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 11, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

     14.2 Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

                                   ARTICLE 15

                               General Provisions

     15.1 No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

     15.2 No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     15.3 Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's employment tax obligations) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award within six months after such shares of Stock were acquired by the Participant from the Company) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

     15.4 No right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

     15.5 Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

     15.6 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason or any action or failure to act pursuant to the Plan and against and from any all amounts paid by him or her in satisfaction or judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     15.7 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

     15.8 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     15.9 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     15.10 Fractional Shares. No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

     15.11 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     15.12 Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     15.13 Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

                                   * * * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of IDEX Corporation on February 2, 2005.

                                   * * * * *

     I hereby certify that the foregoing Plan was approved by the stockholders
of IDEX Corporation on           , 2005.

     Executed on this   day of           , 2005.

                                          --------------------------------------
                                                   Corporate Secretary

                                      PROXY

                                   DETACH HERE
--------------------------------------------------------------------------------


                                IDEX CORPORATION
                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints NEIL A. SPRINGER, DENNIS K. WILLIAMS and FRANK J. NOTARO, and each of them, as Proxies with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated below, all the shares of common stock of IDEX Corporation held of record by the undersigned on February 17, 2005, at the Annual Meeting of shareholders to be held on March 22, 2005, or at any adjournment thereof.

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                             YOUR VOTE IS IMPORTANT

                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   DETACH HERE
--------------------------------------------------------------------------------
                         (Continued from the other side)

(1) Election of Directors -- Class I. Nominees: (1) Bradley J. Bell
    (2) Gregory B. Kenny (3) Lawrence D. Kingsley

    [ ] FOR        [ ] WITHHOLD

(2) Approval of Amendment to Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 to 150,000,000 shares

    [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

(3) Approval of the Company's Incentive Award Plan

    [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

(4) Approval of Deloitte & Touche LLP as auditors of the Company.

    [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

(5) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

                           DATED:                          , 2005
                                  -------------------------

                           --------------------------------------
                            SIGNATURE

                           --------------------------------------
                           SIGNATURE IF HELD JOINTLY

                           PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNED AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.